MIPS TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                         (Effective as of June 1, 1998)
                         (Amended as of August 27, 1998)

     The following constitutes the provisions of the MIPS Technologies, Inc. Employee Stock Purchase Plan.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is believed that employee participation in ownership of the Company on this basis will be to the mutual benefit of the employees and the Company. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. DEFINITIONS.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Common Stock" means the Common Stock, $0.001 par value, of the Company.

          "Company" means MIPS Technologies, Inc.

          "Committee" means the committee appointed by and serving at the pleasure of the Board to administer the Plan pursuant to Section 14.

          "Compensation" means base pay, plus any amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions (exclusive of "spot bonuses" and any other such item specifically directed for all Employees by the Board or a committee), designated by the Board, but shall exclude severance pay, pay in lieu of vacations, back pay awards, disability benefits, deferred compensation, or any other compensation excluded in the discretion of the Board.

          Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).

          "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be



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     considered  interrupted  in the case of a leave  of  absence  agreed  to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

          "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          "Employee" means any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          "Exercise Date" means the last business day of each Exercise Period in an Offering Period.

          "Exercise Period" means a six-month period commencing on an Offering Date or on the first business day after any Exercise Date in an Offering Period.

          "Offering Date" means the first day of each Offering Period of the Plan.

          "Offering Period" means a period of twenty-four (24) months consisting of four six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

          "Plan" means the MIPS Technologies, Inc. Employee Stock Purchase Plan.

          "Subsidiary" means any corporation, domestic or foreign, in which the Company owns, directly or indirectly, 50% or more of the voting shares.

     3. ELIGIBILITY.

          (a) Any person who is an Employee, as defined in paragraph 2, on the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or (ii) the rate of withholding under such option would permit the employee's rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-Five Thousand


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

     Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (c) Upon reemployment of a former Employee, such former Employee will again be eligible to participate in the Plan, subject to the requirements of Paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about each May 1 or November 1, provided, however, that the Offering Date of the initial Offering Period shall be June 10, 1998. If the Company cannot make an offer under the Plan on or about any May 1 or November 1 because of restrictions imposed by law, the Company may make an offer as soon as practical after the expiration of such restrictions. The Board or the Committee shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     5. PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office prior to the Offering Date of the first Offering Period with respect to which it is to be effective, unless a later time for filing the subscription agreement is set by the Board or Committee for all eligible Employees with respect to such Offering Period. Once enrolled, the Employee remains enrolled in each subsequent Offering Period of the Plan at the designated payroll deduction unless the Employee withdraws by providing the Company with a written Notice of Withdrawal or files a new subscription agreement prior to the applicable Offering Date changing the Employee's designated payroll deduction. An eligible Employee may participate in only one Offering Period at a time.

          (b) Payroll deductions for a participant shall commence with the first payroll period following the Offering Date, or the first payroll following the date of valid filing of the subscription agreement, whichever is later, and shall end when terminated by the participant as provided in paragraph 10.

     6. PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during all subsequent Offering Periods at a rate not exceeding ten percent (10%), or such other rate as may be determined from time to time by the Board, of the Compensation which he or she would otherwise receive on such payday without regard to deferral elections, provided that the aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%), or such other percentage as may be determined from time to time by the Board, of the aggregate Compensation which he or she would otherwise have received during said Offering Period. Notwithstanding


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

     the foregoing, for the initial Offering Period commencing on June 10, 1998, payroll deductions will not commence until the first payday following the date that the registration statement for the initial public offering of the Common Stock becomes or is declared effective by the Securities and Exchange Commission under the Securities Act of 1933 (the "IPO Effective Date"). The amount of initial payroll deductions in the period from June 10, 1998 to the IPO Effective Date will, upon authorization by the participant, be deducted in two substantially equal payments during the first two payroll periods immediately following the IPO Effective Date and, thereafter, payroll deductions will be made at the rate authorized by the participant in his or her initial subscription agreement.

          (b) All payroll deductions authorized by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may change the rate of his or her payroll deductions during an Offering Period by completing and filing with the Company a new authorization for payroll deduction, provided that the Board may, in its discretion, impose reasonable and uniform restrictions on participants' ability to change the rate of payroll deductions. The change in rate shall be effective no later than fifteen (15) days following the Company's receipt of the new authorization. A participant may decrease or increase the amount of his or her payroll deductions as of the beginning of an Offering Period by completing and filing with the Company, prior to the beginning of such Offering Period, a new payroll deduction authorization.

          (d) Notwithstanding the foregoing, to the extent necessary, but only to such extent, to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be automatically decreased to 0% at such time during any Exercise Period which is scheduled to end in the current calendar year that the aggregate of all payroll deductions accumulated with respect to the applicable Offering Period and any other Offering Period ending within the same calendar year equals $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Exercise Period, unless terminated by the participant as provided in paragraph 10.

     7. GRANT OF OPTION.

          (a) On each Offering Date, each participant shall be granted an option to purchase on each Exercise Date (at the per share option price) a number of full shares of Common Stock arrived at by dividing such participant's total payroll deductions to be accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Exercise Date; provided, however, that the maximum number of shares a participant may purchase during each Offering Period shall be determined by (i) dividing $50,000 by the fair market value of a share of Common Stock on the Offering Date or

     (ii) if less, by the "Maximum Cap" set for such Offering Period; and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. The "Maximum Cap" for each Offering Period shall be the number of shares purchasable under the Plan during that Offering Period with the maximum payroll deductions permitted by paragraph 6(a) hereof, based upon the fair market value of a share of Common Stock at the beginning of the Offering Period. The fair market value of a share of Common Stock shall be determined as provided in paragraph 7(b) herein.

          (b) The option  price per share of such shares  shall be the lower of:
     (i) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Exercise Date. The fair market value of a share of Common Stock on said dates shall be determined by the Board, based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the reported bid price for the Common Stock as of such date; or, in the event that the Common Stock is listed on a national securities exchange, the fair market value of a share of Common Stock shall be an amount equal to the average of the high and low sales price of a share of Common Stock on the exchange as of such date.

     8. EXERCISE OF OPTION.

          (a) Unless a participant withdraws from the Offering Period as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically at each Exercise Date, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated payroll deductions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date.

          (b) During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

          (c) The Board may require, as a condition precedent to any purchase under the Plan, appropriate arrangements with the participant for the withholding of any applicable Federal, state, local or foreign withholding or other taxes.

     9. DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange for the shares purchased upon exercise of his or her option to be electronically credited to the participant's designated brokerage account at one of the securities brokerage firms participating in the Company's direct deposit program from time to time. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the Exercise Date of each Offering Period which merely represents a fractional share shall be credited to the participant's account for the next subsequent Offering Period; any additional cash shall be returned to said participant.

     10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to an Exercise Date by giving written notice to the Company on a form provided for such purpose. If the participant withdraws from the Offering Period, all of the participant's payroll deductions credited to his or her account will be paid to the participant as soon as practicable after receipt of the notice of withdrawal and his or her option for the current Offering Period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such Offering Period or subsequent Offering Periods, except pursuant to a new subscription agreement filed in accordance with paragraph 6 hereof.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions accumulated in his or her account will be returned to him or her as soon as practicable after such termination or, in the case of death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically canceled.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to his or her account will be returned to the participant and the option canceled.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period by executing and delivering to the Company a new payroll deduction form or in any similar plan which may hereafter be adopted by the Company.

     11. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. In the event that the fair market value of the Common Stock is lower on the first day of an Exercise Period (the "Subsequent Exercise Period") than it was on the first Offering Date for that Offering Period (the "Initial Offering Period"), all participants in the Plan on the first day of the Subsequent Exercise Period shall be deemed to have withdrawn from the Initial Offering Period on the first day of the Subsequent Exercise Period and to have enrolled as participants in a new Offering Period which begins on or about that day. A participant may elect to remain in the Initial Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13. STOCK.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in paragraph 19, the maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be:

               (i) 600,000 shares, plus an annual increase to be added on July 1 of each year beginning July 1, 1999 equal to the lesser of

                    (A) 0.5% of the total  number  of  shares  of  Common  Stock outstanding on a fully diluted basis as of the immediately preceding June 30, or

                    (B) 600,000 shares

     provided, however, that at no time may the cumulative number of shares of Common Stock subject to options granted pursuant to paragraph 7(a) hereof since the inception of the Plan exceed 2% of the number of shares of Common Stock outstanding on a fully diluted basis as of the last day of the most recently completed calendar fiscal quarter of the Company. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable after the affected Exercise Date of such Offering Period. Common Stock to be sold to participants in the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued.

          (b) A participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be credited electronically to a brokerage account in the name of the participant at one of the brokerage firms participating from time to time in the Company's direct deposit program.

     14. ADMINISTRATION. The Plan shall be administered by the Board or the Committee. The Board or the Committee shall have the authority to (i) make all factual determinations in the administration or interpretation of the Plan, (ii) establish administrative regulations to further the purpose of the Plan, and
(iii) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible Employees are permitted to participate in the Plan, provided that:

          (a) Members of the Board who participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          (b) If a Committee is established to administer the Plan, no member of the Board who participates in the Plan may be a member of the Committee.

     15. DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death at a time when cash or shares are held for his or her account.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may reasonably designate.

     16. RIGHTS NOT TRANSFERABLE. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees as soon as practicable following each Exercise Date. Such statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common

Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20. AMENDMENT OR TERMINATION. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 19 and this paragraph 20, no such termination will affect options previously granted. Except as provided in paragraph 19 and this paragraph 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary, but only to such extent, to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval of an amendment in such a manner and to such a degree as so required.

     In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (1) altering the purchase price for any Offering Period including an Offering Period underway at the time of the change in purchase price;

          (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (3) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. NOTICES. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. Notices given electronically by the Company will be deemed to be written notices under the Plan.

     22. STOCKHOLDER APPROVAL. The Plan was adopted by the Board on May 22, 1998 and approved by the shareholders of the Company on May 22, 1998 in accordance with the requirements of Section 423(b)(2) of the Code.

     23. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     24. NO RIGHT TO EMPLOYMENT. Nothing shall confer upon any employee of the Company any right to continued employment with the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

     25. TERM OF PLAN. The Plan shall remain in effect until May 22, 2008, unless terminated earlier in accordance with Paragraph 20.

     26. GOVERNING LAW. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

MIPS Technologies Inc.                             EMPLOYEE STOCK PURCHASE PLAN
                                                      SUBSCRIPTION AGREEMENT

-------------------------------------------------------------------------------------------------------------------------
EMPLOYEE LAST NAME                  FIRST NAME       MI             SOCIAL SECURITY #               EMPLOYEE #
-------------------------------------------------------------------------------------------------------------------------
DAYTIME TELEPHONE NUMBER                         OFFICE LOCATION
-------------------------------------------------------------------------------------------------------------------------
|_|       ORIGINAL APPLICATION          |_|   CHANGE

1. I hereby elect to participate in each Offering Period of the MIPS Technologies Inc. Employee Stock Purchase Plan (the "Plan") beginning subsequent to the date set forth below and subscribe to purchase shares of Common Stock of MIPS Technologies Inc. (the "Company") in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck during each Offering Period in the amount of (1% to 10%, whole percentages only) ____________% of my compensation (including base pay and, to the extent applicable, any amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions) in accordance with the Plan.

3. I understand that payroll deductions will not begin until after the closing date of the initial public offering of the Company's Common Stock (the "Closing Date"). The Company will notify me when payroll deductions will begin and I will be given the opportunity to withdraw from the Plan. If I elect to continue participation in the Plan, payroll deductions for the period from June 10, 1998 until the Closing Date will be made up in equal installments over the first two payroll periods.

4. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month Exercise Period unless I withdraw from the Plan by giving written notice to the Company. I authorize the Company to carry over to the next Exercise Period or Offering Period any Cash insufficient to purchase a share of Common Stock.

5. I have received a copy of the Company's most recent prospectus which describes the Plan and a copy of the complete "MIPS Technologies Inc. Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

7. In the event of my death, I hereby designate my beneficiary to receive all payments and shares due me under the Plan.


8. I agree that the shares I purchase through the MIPS Technologies Inc. Employee Stock Purchase Plan (ESPP) will be electronically transferred to a brokerage firm for credit to an account set up under my name. Broker selection will be forthcoming and be announced in an additional communication.



---------------------------------------                -------------------------
Employee Signature                                     Date


---------------------------------------                -------------------------
Human Resources Signature                              Date

PLEASE RETURN FORM TO Trish Leeper / HR



                                      -12-